UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934s

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ZYNEX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials NAME ADDRESS1 ADDRESS2 COUNTRY As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, ZYNEX, INC. has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste. The proxy statement and annual report to security holders are available online at: www.colonialstock.com/zynex2025 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items MEETING INFORMATION Meeting Location: ZYNEX, INC. 9655 MAROON CIRCLE ENGLEWOOD, CO 80112 Meeting Type: Annual Meeting HOW TO VOTE HOW TO ACCESS THE PROXY MATERIALS Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605. TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS: NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof. Control #: XXXXXXXXXX Thursday, May 15, 2025 9:00 AM MT Meeting Date: May 15, 2025 May 05, 2025 If you want to receive a paper or e-mail copy of these documents, you must delivery, please make your request for a copy as instructed below on or before: ZYNEX, INC. 9655 MAROON CIRCLE ENGLEWOOD, CO 80112 www.colonialstock.com/zynex2025 BY PHONE BY INTERNET On the above website, you can vote by clicking "Vote" and then entering the control number above as directed. BY MAIL for the Shareholder Meeting to be Held on 1. 2. 3. By Phone: By Internet: www.colonialstock.com/zynex2025 If requesting materials by email, please include the control number listed above with your request. annualmeeting@colonialstock.com IN PERSON Vote in person at the meeting. 877-285-8605 request one. There is no charge to you for requesting a copy. To facilitate timely By Email (877) 285-8605 The board of directors recommends a vote FOR all the nominees for director in Proposal 1 and FOR Proposal 2. 1. ELECTION OF DIRECTORS 1. Thomas Sandgaard 2. Barry D Michaels 3. Michael Cress 4. Joshua R Disbrow 2. To ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm to audit the consolidated financial statements of Zynex, Inc. for our fiscal year ending December 31, 2025.